UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05399

THE NEW AMERICA HIGH INCOME FUND, INC.
(Exact name of registrant as specified in charter)

33 Broad Street, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry 33 Broad Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 263-6400

Date of fiscal year end:	December 31, 2018

Date of reporting period:	July 1, 2018 to December 31, 2018

Item 1.           Report to Stockholders

  February 15, 2019

Dear Shareholder,

The annual report for The New America High Income Fund (the "Fund") for the year ended December 31, 2018 contains important information about the Fund's portfolio investments, the Fund's performance and the investment adviser's market outlook. The Fund's net asset value (the "NAV") was $8.90 as of December 31st. The market price for the Fund's shares ended the period at $7.56, representing a market price discount of approximately 15%. High yield bond market investors experienced a challenging market environment in 2018. The market price discount to the NAV per share of the Fund and its competitor funds widened markedly during the year. The widening discount in the Fund's stock price to its NAV per share resulted in the Fund's 2018 total return based on the Fund's stock price to be significantly lower than the total return based upon the Fund's NAV per share. During the period, the Fund paid dividends totaling $0.696 per share, including a special dividend of $0.083 per share. The dividend yield for a share of common stock purchased on December 31, 2017 at the market price of $9.40 was 7.40%. The dividend yield based upon the December 31, 2017 NAV of $10.19 was 6.83%. The Fund's investment adviser discusses the market environment and its market outlook in detail below.

As of December 31st, the Fund had outstanding borrowings of $91 million through its credit facility (the "Facility") with the Bank of Nova Scotia. The borrowings represented approximately 30% of the Fund's total assets. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The rate the Fund paid on the Facility increased throughout 2018, as LIBOR rose following four increases in the Federal Funds rate. The interest rate on the Facility at the end of the period was 3.31%. The average rate on the Facility in 2018 was 2.91%, compared with an average rate of 2.00% in 2017.

For the fourth consecutive year, the spread between the interest rate the Fund paid on leverage (i.e., borrowings) and the market value-weighted average current yield earned on its portfolio declined. At year-end 2017, the Fund was paying 2.27% in interest on borrowings and earning a market value-weighted current yield of 6.67% on its portfolio, for a spread of 4.40 percentage points. At the end of 2018, the Fund was paying 3.31% in interest on leverage, compared with the portfolio's market value-weighted current yield of 7.36%, narrowing the spread to 4.05 percentage points. While leverage remains a contributor to the Fund's common stock dividend, it contributes less than it has in past years. The Fund's leverage contributed to approximately 16.7% of the Fund's net income earned in 2018, compared to 20% of net income in 2017 and 23% of net income in 2016.

We remind our shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is and operating expenses, among other factors.

As noted above, the Fund's leverage produces a higher dividend for shareholders than the same portfolio would if the Fund did not have a leveraged structure. Leverage also magnifies the effect of price movements on the Fund's NAV per share. In 2018's declining high yield market, the Fund's NAV per share fell more than it would have if the Fund did not have a leveraged structure. In a favorable high yield bond market, leverage increases the Fund's total return.

	Total Returns for the Periods Ending December 31, 2018
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	-12.70%	25.52%
New America High Income Fund (NAV and Dividends)*	-5.19%	28.06%
Credit Suisse High Yield Index	-2.37%	23.68%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index (the "Index") is an unmanaged index. Unlike the Fund, the Index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in NAV or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's NAV per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in NAV and dividends. The variance between the Fund's total return based on stock price and dividends and the total return based on the Fund's NAV and dividends is due to the widening of the stock price discount to the NAV over the last year.

The Fund's Board of Directors wishes to express its appreciation to former Fund president and director Robert F. Birch, who retired as a director on December 31, 2018, for his many years of distinguished service and contributions to the Fund.

Commentary by T. Rowe Price Associates, Inc.
Market Review

The high yield bond market declined by 2.37% for the 12-month period ended December 31, 2018, according to the Credit Suisse High Yield Index. Second and third quarter gains gave way to material declines, as a sharp drop in oil prices and equity losses weighed on risk assets over the final quarter of 2018. After starting the year at 2.41%, the yield on U.S. 10-year Treasury Notes climbed to 3.24% by November 8, reflecting solid U.S. economic growth and reduced demand for safe-haven government debt. However, investor sentiment had changed amid equity price declines and growing global macroeconomic concerns. The U.S. Treasury yield curve had partially inverted for the first time since the global financial crisis in 2008, with the yield on a U.S. 2 Year Treasury Note higher than that on a five-year note. As expected, the Federal Reserve (the "Fed") raised interest rates by a quarter percentage point at its December meeting. It was the Fed's fourth quarter-point rate hike in 2018, lifting the federal funds target rate to a range of 2.25% to 2.50%. The central bank's policymaking committee predicted that two rate hikes will be needed in 2019, down from their previous forecast of three increases. Economic data showed significant slowdowns in both China and Europe, and that investors were worried that the sharp drop in oil prices—which declined by over a third during the fourth quarter—was an indicator of underlying weakness in the global economy. Concerns about the deepening U.S.-China trade war also seemed to weigh on global markets throughout the period. In addition, in early December, the Trump administration postponed for 90 days its end-of-year deadline to impose tariffs on Chinese imports.

Through September 30, 2018, the high yield market was up by 2.5% for the year, but October began three months of declines, particularly in December. The fourth quarter was the first time in 2018 that high yield bonds underperformed, lagging behind their investment grade counterparts. The yield spread of the Credit Suisse High Yield Index (the "Index") compared to U.S. Treasuries widened by 181 basis points throughout the course of the year, with over half of the widening occurring in December. Spread widening was particularly intense in European high yield issues due to investor concerns about Brexit and Italian political developments. The year concluded with the Index yield spread at 575 basis points, a level not seen since the recovery from the commodity-related sell-off in early 2016. With underlying interest rates also rising, the Index ended the period with a yield to worst of 8.31%.

Investors withdrew funds from the high yield bond market throughout 2018. Outflows were heaviest in the first and fourth quarters, totaling over $20 billion in each period according to J.P. Morgan. 2018 saw more than $45 billion in retail redemptions. On the supply side, new issue activity declined in 2018 by 43% from the prior year. New high yield issuances in the fourth quarter totaled $19 billion, a 10-year low. For the first time in a decade, there was no new issuance in December, as issuers avoided the market in response to elevated volatility. Issuance shifted to the bank loan market throughout the year as gross new issue high yield activity declined. Moreover, over 60% of high yield volume was used to refinance existing debt, which supports a lower default forecast, but also suggests potential scarcity of new high yield debt if investors decide to add to their allocations.

Default activity was higher in 2018 than in the previous year, largely due to the bankruptcy of iHeartMedia, the largest U.S. radio broadcasting company, which impacted approximately $16 billion of bonds and loans in the first quarter. Most default activity this year was concentrated in the energy and retail sectors.

Portfolio Review

Although OPEC and Russia announced an agreement to curb output, oil prices fell below $50 per barrel, a 17-month low amid concerns about waning global demand and over-supply. Energy is the largest industry in the high yield market, representing over 15% of the Index. The portfolio's underweight and higher quality credit focus in the energy sector was the top contributor to returns for the six-month period ended December 31, 2018.

Within the metals and minerals sector, New Gold, a low-cost producer, traded lower after experiencing delays on a major project and increasing costs associated with postponements in production. Accordingly, the portfolio's holdings in New Gold were reduced. The portfolio's allocation to European credits was sharply reduced over the period. The region struggled notably amid Brexit uncertainty, Italian political developments and deepening high yield market outflows. While the Fund's investments in European issuers have been reduced, the portfolio continues to maintain a higher exposure to the region than most traditional high yield competitors as we look to take advantage of the full global opportunity set alongside our research capabilities stationed across the globe. The Fund's investment in Kleopatra Lux 1 S.a.r.l ("Kleopatra"), a Germany-based manufacturer of rigid plastic film solutions, was a notable detractor from performance. The bonds traded significantly lower after reporting disappointing third quarter results, as its food division struggled with higher raw material costs and maintaining sale volumes. With Kleopatra's operational turn around delayed, the portfolio's exposure to the company has been reduced.

Outlook

The credit cycle may have reached the point at which growth, corporate earnings, central bank stimulus, and liquidity have peaked, and global markets may be moving into a less robust or muted macroeconomic environment.

Whether policymakers will be able to orchestrate a "soft landing" and sustain the economy's momentum at lower levels of growth while avoiding a recession is a key issue for 2019. There is some uncertainty surrounding the Fed's interest rate strategy for 2019. Given recent volatility, the central bank may attempt to stabilize financial markets by slowing the pace of rate hikes.

Fundamental conditions are supportive of high yield issuers. We believe the default rate in 2019 may remain below the historical average; nevertheless, near-term performance expectations for the high yield asset class remain tempered. Trade disputes with China are creating geopolitical challenges, and corporations could get caught in the crossfire. Market volatility is likely to persist as investors attempt to parse through the implications of supportive fundamentals and macroeconomic conditions that have introduced considerable uncertainty to the market. Even so, valuations appear to be more attractive than they have been in recent years, both on a spread and yield basis.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary December 31, 2018 (Unaudited)	As a Percent of Total Investments*
Energy	13.34%
Cable Operators	10.51%
Healthcare	9.25%
Financial	8.38%
Metals & Mining	5.63%
Utilities	5.55%
Services	4.43%
Wireless Communications	4.03%
Information Technology	3.75%
Satellites	3.40%
Chemicals	2.91%
Broadcasting	2.71%
Aerospace & Defense	2.68%
Gaming	2.62%
Food/Tobacco	2.55%
Container	2.26%
Consumer Products	2.07%
Building & Real Estate	2.01%
Automotive	1.92%
Other Telecommunications	1.67%
Entertainment & Leisure	1.63%
Manufacturing	1.61%
Building Products	0.91%
Restaurants	0.64%
Supermarkets	0.61%
Publishing	0.38%
Retail	0.33%
Lodging	0.27%
Real Estate Investment Trust Securities	0.14%
Forest Products	0.13%
Airlines	0.03%
Short-Term Investments	1.65%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.44 times.

Moody's Investors Service Ratings (1) December 31, 2018 (Unaudited)	As a Percent of Total Investments
Short-Term Investments P-1	1.65%
Baa3	0.60%
Ba1	3.60%
Ba2	8.58%
Ba3	12.83%
Total Ba	25.01%
B1	11.90%
B2	17.81%
B3	17.86%
Total B	47.57%
Caa1	12.88%
Caa2	5.88%
Total Caa	18.76%
Ca	0.23%
Unrated	4.38%
Equity	1.80%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 125.48% (d)(f)
Aerospace & Defense — 3.66%
$1,120	Bombardier, Inc., Senior Notes, 6%, 10/15/22 (g)	Caa1	$1,050
1,000	Bombardier, Inc., Senior Notes, 7.75%, 03/15/20 (g)	Caa1	1,014
885	Bombardier, Inc., Senior Notes, 8.75%, 12/01/21 (g)	Caa1	912
3,300	Standard Aero Aviation Holdings Inc., Senior Notes, 10%, 07/15/23 (g)	Caa2	3,515
455	Transdigm Holdings UK, plc, Senior Suboradinated Notes, 6.875%, 05/15/26 (g)	B3	435
170	Triumph Group Inc., Senior Notes, 4.875%, 04/01/21	Caa1	153
135	Triumph Group Inc., Senior Notes, 5.25%, 06/01/22	Caa1	117
465	Triumph Group Inc., Senior Notes, 7.75%, 08/15/25	Caa1	403
			7,599
Airlines — .05%
102	American Airlines Group, Senior Notes, 5.625%, 07/15/22 (g)	(e)	103
Automotive — 2.24%
650	American Axle and Manufacturing, Inc., Senior Notes, 6.25%, 04/01/25	B2	592
395	Dana Financing Luxembourg Saarl, Senior Notes, 5.75%, 04/15/25 (g)	B2	368
485	Dana Financing Luxembourg Saarl, Senior Notes, 6.50%, 06/01/26 (g)	B2	465
3,440	Tesla Inc., Senior Notes, 5.30%, 08/15/25 (g)	Caa1	2,993
270	Titan International, Inc., Senior Notes, 6.50%, 11/30/23	B3	242
			4,660
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Broadcasting — 3.90%
$900	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	$896
970	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	970
85	Clear Channel Worldwide Holdings, Inc., Senior Notes, 7.625%, 03/15/20	Caa1	83
1,218	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	Caa1	1,194
895	iHeart Communications, Inc., Senior Notes, 9%, 12/15/19 (a)(b)	(e)	600
780	iHeart Communications, Inc., Senior Notes, 9%, 09/15/22 (a)(b)	(e)	519
1,925	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	1,752
275	E.W. Scripps Company, Senior Notes, 5.125%, 05/15/25 (g)	B1	254
1,305	Sirius XM Radio, Inc., Senior Notes, 5%, 08/01/27 (g)	Ba3	1,192
700	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	642
			8,102
Building & Real Estate — 2.89%
685	Ashton Woods USA, LLC, Senior Notes, 6.75%, 08/01/25 (g)	Caa1	599
2,360	Howard Hughes Corporation, Senior Notes, 5.375%, 03/15/25 (g)	Ba3	2,213
630	LGI Homes, Inc., Senior Notes, 6.875%, 07/15/26 (g)	B1	565
350	Shea Homes Limited Partnership, Senior Notes, 5.875%, 04/01/23 (g)	B1	317

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	Ba3	$412
990	Weekley Homes LLC, Senior Notes, 6.625%, 08/15/25	B3	911
350	William Lyon Homes, Inc., Senior Notes, 6%, 09/01/23	B2	315
675	William Lyon Homes, Inc., Senior Notes, 7%, 08/15/22	B2	672
			6,004
Building Products — 1.08%
680	ABC Supply Company, Inc., Senior Notes, 5.875%, 05/15/26 (g)	B3	646
675	American Woodmark Corporation, Senior Notes, 4.875%, 03/15/26 (g)	Ba3	599
295	New Enterprise Stone and Lime Company, Inc., Senior Notes, 6.25%, 03/15/26 (g)	B2	269
470	PGT Innovations, Inc., Senior Notes, 6.75%, 08/01/26 (g)	B2	467
290	Summit Materials LLC, Senior Notes, 5.125%, 06/01/25 (g)	B3	261
			2,242
Cable Operators — 14.98%
1,600	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B2	1,456
1,400	Altice France S.A., Senior Notes, 7.375%, 05/01/26 (g)	B2	1,284
605	Altice France S.A., Senior Notes, 8.125%, 02/01/27 (g)	B2	569
2,890	Altice Luxembourg S.A., Senior Notes, 7.625%, 02/15/25 (g)	Caa1	2,168
290	Altice Luxembourg S.A., Senior Notes, 7.75%, 05/15/22 (g)	Caa1	264
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$475	C&W Senior Financing Designated Activity, Senior Notes, 6.875%, 09/15/27 (g)	B2	$438
2,260	CCO Holdings, LLC, Senior Notes, 5.00%, 02/01/28 (g)	B1	2,079
3,158	CCO Holdings, LLC, Senior Notes, 5.125%, 05/01/27 (g)	B1	2,937
1,130	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	1,088
1,300	CSC Holdings, LLC, Senior Notes, 6.625%, 10/15/25 (g)	Ba2	1,316
1,165	CSC Holdings, LLC, Senior Notes, 7.50%, 04/01/28 (g)	B2	1,162
1,215	CSC Holdings, LLC, Senior Notes, 7.75%, 07/15/25 (g)	B2	1,235
3,055	CSC Holdings, LLC, Senior Notes, 10.875%, 10/15/25 (g)	B2	3,438
1,190	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	B1	1,175
835	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26	B1	691
700	Netflix, Inc., Senior Notes, 4.875%, 04/15/28	Ba3	637
1,555	Netflix, Inc., Senior Notes, 5.875%, 11/15/28 (g)	Ba3	1,508
1,600	Netflix, Inc., Senior Notes, 6.375%, 05/15/29 (g)	Ba3	1,596
665	Radiate Holdco, Senior Notes, 6.875%, 02/15/23 (g)	(e)	605
905	Unitymedia Kabel BW GmbH, Senior Notes, 6.125%, 01/15/25 (g)	B3	906
500	UPCB Finance IV Ltd, Senior Notes, 5.375%, 01/15/25 (g)	Ba3	468
310	Videotron Ltee, Senior Notes, 5%, 07/15/22	Ba2	310
355	Videotron Ltee, Senior Notes, 5.125%, 04/15/27 (g)	Ba2	337
485	Virgin Media Finance, Plc, Senior Notes, 6%, 10/15/24 (g)	B2	466

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$490	Virgin Media Secured Finance, Plc, Senior Notes, 5.25%, 01/15/26 (g)	Ba3	$448
490	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	452
1,186	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	1,170
1,075	Ziggo Bond Finance B.V., Senior Notes, 6%, 01/15/27 (g)	B3	941
			31,144
Chemicals — 3.64%
1,065	Consolidated Energy Finance, Senior Notes, 6.50%, 05/15/26 (g)	(e)	1,004
420	Consolidated Energy Finance, Senior Notes, 6.875%, 06/15/25 (g)	B1	400
2,160	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B2	2,246
1,130	Kissner Holdings L.P., Senior Notes, 8.375%, 12/01/22 (g)	B3	1,130
795	Koppers, Inc., Senior Notes, 6%, 02/15/25 (g)	B1	700
200	Kraton Polymers LLC, Senior Notes, 5.25%, 05/15/26 (g) (EUR)	B3	205
475	Kraton Polymers LLC, Senior Notes, 7%, 04/15/25 (g)	B3	437
780	OCI N.V., Senior Notes, 6.625%, 04/15/23 (g)	B1	776
540	Platform Specialty Products Corporation, Senior Notes, 5.875%, 12/01/25 (g)	Caa1	501
40	Rayonier A.M. Products, Inc., Senior Notes, 5.50%, 06/01/24 (g)	B1	35
129	Univar, Inc., Senior Notes, 6.75%, 07/15/23 (g)	B3	125
			7,559
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Consumer Products — 2.85%
$1,475	Avon International, Operating Company, Senior Notes, 7.875%, 08/15/22 (g)	Ba1	$1,453
685	Central Garden and Pet Company, Senior Notes, 5.125%, 02/01/28	B1	613
460	Energizer Gamma Acquisition, B.V., Senior Notes, 4.625%, 07/15/26 (g) (EUR)	B2	492
1,500	Lifetime Fitness, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa1	1,515
950	Prestige Brands, Inc., Senior Notes, 6.375%, 03/01/24 (g)	Caa1	917
670	Tempur Sealy International, Inc., Senior Notes, 5.50%, 06/15/26	B1	610
330	Tempur Sealy International, Inc., Senior Notes, 5.625%, 10/15/23	B1	318
			5,918
Container — 2.89%
1,580	Ardagh Packaging Finance plc, Senior Notes, 7.25%, 05/15/24 (g)	B3	1,570
1,650	BWAY Holding Company, Inc., Senior Notes, 7.25%, 04/15/25 (g)	Caa2	1,481
100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	106
350	Kleopatra Holdings 1 S.C.A., Senior Notes, 8.50%, 06/30/23 (k) (EUR)	(e)	168
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa1	321
2,500	Reynolds Group Issuer, Inc., Senior Notes, 7%, 07/15/24 (g)	Caa1	2,372
			6,018
Energy — 17.07%
275	Archrock Partners, Senior Notes, 6%, 04/01/21	B3	261
633	Archrock Partners, Senior Notes, 6%, 10/01/22	B3	595

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$605	Berry Petroleum Company, LLC, Senior Notes, 7%, 02/15/26 (g)	B3	$535
560	Bruin E&P Partners, LLC, Senior Notes, 8.875%, 08/01/23 (g)	B3	493
470	Carrizo Oil & Gas, Inc., Senior Notes, 6.25%, 04/15/23	B2	435
415	Carrizo Oil & Gas, Inc., Senior Notes, 8.25%, 07/15/25	B2	407
150	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.125%, 06/30/27	Ba3	141
525	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 5.875%, 03/31/25	Ba3	523
800	Cheniere Corpus Christi Holdings, LLC, Senior Notes, 7%, 06/30/24	Ba3	844
375	Chesapeake Energy Corp., Senior Notes, 6.125%, 02/15/21	B3	356
335	Chesapeake Energy Corp., Senior Notes, 8%, 06/15/27	B3	285
785	Covey Park Energy, LLC, Senior Notes, 7.50%, 05/15/25 (g)	B3	683
630	Crestwood Midstream Partners, L.P., Senior Notes, 6.25%, 04/01/23	B1	602
1,190	CrownRock, L.P., Senior Notes, 5.625%, 10/15/25 (g)	B3	1,080
284	CSI Compressco LP, Senior Notes, 7.25%, 08/15/22	Caa2	255
580	CSI Compressco LP, Senior Notes, 7.50%, 04/01/25 (g)	B1	542
795	DCP Midstream, LLC, Senior Notes, 6.75%, 09/15/37 (g)	Ba2	793
650	DCP Midstream, LLC, Senior Notes, 7.375%, (h)	B1	592
470	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	533
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$470	Eclipse Resources Corporation, Senior Notes, 8.875%, 07/15/23	Caa1	$403
240	Endeavor Energy Resources, L.P., Senior Notes. 5.50%, 01/30/26 (g)	B2	244
538	Endeavor Energy Resources, L.P., Senior Notes. 5.75%, 01/30/28 (g)	B2	549
954	Ensco PLC, Senior Notes, 8%, 01/31/24	(e)	789
1,090	Exterran NRG Solutions, Senior Notes, 8.125%, 05/01/25	B1	1,046
1,120	Gulfport Energy Corporation, Senior Notes, 6.375%, 05/15/25	B1	980
405	Hess Corporation, Senior Notes, 7.875%, 10/01/29	Ba1	461
820	Indigo Natural Resources, LLC, Senior Notes, 6.875%, 02/15/26 (g)	B3	705
1,291	Jagged Peak Energy LLC, Senior Notes, 5.875%, 05/01/26 (g)	B3	1,194
1,310	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	1,297
1,485	Magnolia Oil and Gas Operating LLC, Senior Notes, 6%, 08/01/26 (g)	B3	1,429
1,525	Matador Resources Company, Senior Notes, 5.875%, 09/15/26	B2	1,403
1,410	NGL Energy Partners L.P., Senior Notes, 7.50%, 11/01/23	B2	1,354
330	Noble Holdings International, Ltd., Senior Notes, 7.875%, 02/01/26 (g)	B2	283
595	Noble Holdings International, Ltd., Senior Notes, 8.95%, 04/01/45	Caa1	458
790	Nustar Logistics, L.P., Senior Notes, 5.625%, 04/28/27	Ba2	737
860	Parsley Energy, LLC, , Senior Notes, 5.625%, 10/15/27 (g)	B1	787

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,165	PDC Energy, Senior Notes, 5.75%, 05/15/26	B1	$1,037
655	Petrobras Global Finance, Senior Notes, 7.25%, 03/17/44	Ba2	645
1,675	Petrobras Global Finance, Senior Notes, 7.375%, 01/17/27	Ba2	1,725
2,520	Seven Generations Energy Ltd., Senior Notes, 5.375%, 09/30/25 (g)	Ba3	2,287
240	Summit Midstream Holdings, LLC, Senior Notes, 5.50%, 08/15/22	B1	229
230	Summit Midstream Holdings, LLC, Senior Notes, 5.75%, 04/15/25	B1	209
320	Summit Midstream Partners, LP, Senior Notes, 9.50%, (h)	B3	296
795	Tallgrass Energy Partners, L.P., Senior Notes, 5.50%, 09/15/24 (g)	Ba3	781
730	Tapstone Energy, LLC, Senior Notes, 9.75%, 06/01/22 (g)	Caa2	584
390	TransMontaigne Partners, L.P., Senior Notes 6.125%, 02/15/26	B2	339
500	Transocean, Inc., Senior Notes, 5.875%, 01/15/24 (g)	B1	479
455	Transocean, Inc., Senior Notes, 7.50%, 01/15/26 (g)	B3	398
335	Transocean, Inc., Senior Notes, 9%, 07/15/23 (g)	B3	333
450	USA Compression Partners, L.P., Senior Notes, 6.875%, 04/01/26 (g)	B3	432
85	Vine Oil & Gas, L.P., Senior Notes, 8.75%, 04/15/23 (g)	Caa1	66
640	Vine Oil & Gas, L.P., Senior Notes, 9.75%, 04/15/23 (g)	Caa1	512
485	WildHorse Resource Development Corporation, Senior Notes, 6.875%, 02/01/25	Caa1	458
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$605	YPF Sociedad Anonima, Senior Notes, 8.50%, 03/23/21 (g)	B2	$597
			35,481
Entertainment & Leisure — 2.35%
1,450	AMC Entertainment Holdings, Senior Subordinated Notes, 5.75%, 06/15/25	B3	1,280
650	Cedar Fair, L. P., Senior Notes, 5.375%, 04/15/27	B1	614
225	EMI Music Publishing Group, Senior Notes, 7.625%, 06/15/24 (g)	B3	237
1,110	Merlin Entertainment plc, Senior Notes, 5.75%, 06/15/26 (g)	Ba2	1,093
365	Pinnacle Bidco, Plc, Senior Notes, 6.375%, 02/15/25 (g) (GBP)	B3	461
545	Silversea Cruise Finance Ltd., Senior Notes, 7.25%, 02/01/25 (g)	B2	576
665	VOC Escrow Ltd., Senior Notes, 5%, 02/15/28 (g)	Ba2	616
			4,877
Financial — 11.51%
1,525	Acrisure, LLC, Senior Notes, 7%, 11/15/25 (g)	Caa2	1,308
610	Alliant Holdings Intermediate, LLC, 8.25%, 08/01/23 (g)	Caa2	607
800	AmWins Group, Inc., Senior Notes, 7.75%, 07/01/26 (g)	Caa1	756
695	Assured Partners, Inc., Senior Notes, 7%, 08/15/25 (g)	Caa2	628
370	Avolon Holdings Funding Ltd., Senior Notes, 5.125%, 10/01/23 (g)	Ba2	353
815	Avolon Holdings Funding Ltd., Senior Notes, 5.50%, 01/15/23 (g)	Ba2	791
1,485	Banco Do Brasil S.A. (Cayman), 9% (h)	B2	1,513
200	Banco Santander S.A., Senior Notes, 6.75%, (h) (EUR)	Ba1	232

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$340	Barclays PLC, 7.875%, (h) (GBP)	Ba3	$431
330	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (GBP)	B1	382
300	Cabot Financial (Luxembourg) S.A., Senior Notes, 7.50%, 10/01/23 (g) (GBP)	B1	347
55	CIT Group, Inc., Senior Notes, 4.125%, 03/09/21	Ba1	54
325	CIT Group, Inc., Senior Notes, 5.25%, 03/07/25	Ba1	318
295	CIT Group, Inc., Subordinate Notes, 6.125%, 03/09/28	Ba1	294
270	CNO Financial Group Inc., Senior Notes, 5.25%, 05/30/25	Baa3	259
345	Credit Suisse Group AG, 7.125%, (h)	Ba2	339
395	Credit Suisse Group AG, 7.50%, (g)(h)	(e)	403
385	DAE Funding, LLC, Senior Notes, 4.50%, 08/01/22 (g)	Ba2	368
555	DAE Funding, LLC, Senior Notes, 5%, 08/01/24 (g)	Ba2	536
780	DAE Funding, LLC, Senior Notes, 5.25%, 11/15/21 (g)	Ba2	768
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Baa3	1,243
310	DNB Bank ASA, Senior Notes, 6.50%, (h)	Baa3	304
645	Freedom Mortgage Corporation, Senior Notes, 8.125%, 11/15/24 (g)	B2	553
470	Freedom Mortgage Corporation, Senior Notes, 8.25%, 04/15/25 (g)	B2	402
960	Hub Holdings LLC, Senior Notes, 7%, 05/01/26 (g)	Caa2	862
400	ING Groep N.V., Senior Notes, 6.875%, (h)	Ba1	398
980	Itau Unibankco Holding S.A., Senior Notes, 6.125%, (g)(h)	B2	923
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	$324
1,590	LPL Holdings, Inc., Senior Notes, 5.75%, 09/15/25 (g)	B2	1,491
480	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	472
635	Nationstar Mortgage LLC, Senior Notes, 8.125%, 07/15/23 (g)	B2	621
375	Navient Corporation, Senior Notes, 6.125%, 03/25/24	Ba3	322
620	Navient Corporation, Senior Notes, 6.50%, 06/15/22	Ba3	578
215	Navient Corporation, Senior Notes, 6.75%, 06/25/25	Ba3	182
325	Navient Corporation, Senior Notes, 6.75%, 06/15/26	Ba3	270
425	Navient Corporation, Senior Notes, 7.25%, 09/25/23	Ba3	390
430	NFP Corporation, Senior Notes, 6.875%, 07/15/25 (g)	Caa2	385
335	Park Aerospace Holdings, Ltd., Senior Notes, 4.50%, 03/15/23 (g)	Ba2	314
325	Park Aerospace Holdings, Ltd., Senior Notes, 5.25%, 08/15/22 (g)	Ba2	315
395	Royal Bank of Scotland Group plc, Senior Notes, 8.625%, (h)	Ba2	409
810	Springleaf Finance Corporation, Senior Notes, 6.875%, 03/15/25	B1	724
790	Springleaf Finance Corporation, Senior Notes, 7.125%, 03/15/26	B1	704
450	Standard Chartered PLC, 7.50%, (g)(h)	Ba1	452
605	UBS Group AG, Senior Notes, 7.125%, (h)	Ba1	612
			23,937

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Food/Tobacco — 3.67%
$1,425	B&G Foods, Inc., Senior Notes, 5.25%, 04/01/25	B2	$1,322
1,405	Chobani LLC., Senior Notes, 7.50%, 04/15/25 (g)	Caa2	1,106
770	Cosan Luxembourg S.A., Senior Notes, 7%, 01/20/27 (g)	Ba3	776
250	Darling Global Finance, Senior Notes, 3.625%, 05/15/26 (g) (EUR)	Ba3	283
820	FAGE International S.A., Senior Notes, 5.625%, 08/15/26 (g)	B1	703
1,330	Minerva Luxembourg S.A., Senior Notes, 6.50%, 09/20/26 (g)	(e)	1,242
485	Post Holdings, Inc., Senior Notes, 5.625%, 01/15/28 (g)	B3	447
330	Post Holdings, Inc., Senior Notes, 5.75%, 03/01/27 (g)	B3	309
335	Post Holdings, Inc., Senior Notes, 8%, 07/15/25 (g)	B3	355
1,250	Sigma Holdco., B.V., Senior Notes, 7.875%, 05/15/26 (g)	B3	1,078
			7,621
Forest Products — .19%
400	Norbord, Inc., Senior Notes, 6.25%, 04/15/23 (g)	Ba1	400
Gaming — 3.40%
580	Boyd Gaming Corporation, Senior Notes, 6%, 08/15/26	B3	548
1,095	Caesar's Resorts, Senior Notes, 5.25%, 10/15/25 (g)	B3	955
275	Cirsa Finance International, S.A.R.L., Senior Notes, 6.25%, 12/20/23 (g) (EUR)	B2	319
1,280	Cirsa Finance International, S.A.R.L., Senior Notes, 7.875%, 12/20/23 (g)	B2	1,270
1,430	Codere Finance 2 Luxembourge S.A., Senior Notes, 7.625%, 11/01/21 (g)	B2	1,212
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$640	International Game Technology Plc, Senior Notes, 6.25%, 01/15/27 (g)	Ba2	$611
1,205	Scientific Games International Inc., Senior Notes, 10%, 12/01/22	Caa1	1,222
605	Stars Group Holdings B.V., Senior Notes, 7%, 07/15/26 (g)	Caa1	587
322	VICI Properties, Senior Notes, 8%, 10/15/23	B1	345
			7,069
Healthcare — 11.04%
1,870	Avantor Inc., Senior Notes, 9%, 10/01/25 (g)	Caa2	1,870
490	Bausch Health Companies, Inc., Senior Notes, 5.50%, 11/01/25 (g)	Ba2	457
2,945	Bausch Health Companies, Inc., Senior Notes, 7%, 03/15/24 (g)	Ba2	2,982
1,060	Bausch Health Companies, Inc., Senior Notes, 9%, 12/15/25 (g)	B3	1,057
655	Change Healthcare Holdings LLC, Senior Notes, 5.75%, 03/01/25 (g)	B3	612
1,145	CHS/Community Health Systems, Inc., Senior Notes, 8.625%, 01/15/24 (g)	Caa1	1,131
850	DaVita Healthcare Partners, Inc., Senior Notes, 5%, 05/01/25	Ba3	769
1,850	DaVita Healthcare Partners, Inc., Senior Notes, 5.125%, 07/15/24	Ba3	1,734
230	Eagle Holding Company II, LLC, Senior Notes, 7.625%, 05/15/22 (g)	Caa1	221
575	Endo Finance LLC, Senior Notes, 6%, 02/01/25 (g)	B3	413
515	Endo Finance LLC, Senior Notes, 7.25%, 01/15/22 (g)	B3	451
575	HCA, Incorporated, Senior Notes, 5.875%, 02/15/26	Ba2	572

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$275	Hill-Rom Holdings, Inc., Senior Notes, 5.75%, 09/01/23 (g)	Ba3	$275
930	Kinetic Concepts, Senior Notes, 12.50%, 11/01/21 (g)	Caa1	993
225	MPH Acquisition Holdings, Senior Notes, 7.125%, 06/01/24 (g)	Caa1	210
450	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 03/01/24	Ba1	461
170	Ortho-Clinical Diagnostics SA, Senior Notes, 6.625%, 05/15/22 (g)	Caa2	151
325	Polaris Intermediate Corporation, Senior Notes, 8.50%, 12/01/22 (g)	Caa2	297
1,030	RegionalCare Hospital Partners Holdings, Inc., Senior Notes, 9.75%, 12/01/26 (g)	Caa1	981
425	Surgery Center Holdings, Senior Notes, 8.875%, 04/15/21 (g)	Caa2	420
655	Tenet Healthcare Corporation, Senior Notes, 5.125%, 05/01/25	Ba3	609
1,332	Tenet Healthcare Corporation, Senior Notes, 6.75%, 06/15/23	Caa1	1,245
945	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	Caa1	945
2,330	Teva Pharma Finance Netherlands III BV, Senior Notes, 6%, 04/15/24	Ba2	2,243
258	Vail Holdco Corporation, Senior Notes, 12.50%, (g)(h)(i)(k)	(e)	254
1,600	Valeant Pharmaceuticals International, Senior Notes, 9.25%, 04/01/26 (g)	B3	1,596
			22,949
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Information Technology — 4.27%
$335	Banff Merger Sub, Inc., Senior Notes, 9.75%, 09/01/26 (g)	Caa2	$307
1,370	CommScope Technologies LLC, Senior Notes, 6%, 06/15/25 (g)	Ba3	1,231
550	EIG Investors Corporation, Senior Notes, 10.875%, 02/01/24	Caa1	589
305	Refinitiv US Holdings, Inc., Senior Notes, 6.25%, 05/15/26 (g)	B2	292
310	Refinitiv US Holdings, Inc., Senior Notes, 6.875%, 11/15/26 (g) (EUR)	Caa2	328
830	Refinitiv US Holdings, Inc., Senior Notes, 8.25%, 11/15/26 (g)	Caa2	758
440	RP Crown Parent LLC, Senior Notes, 7.375%, 10/15/24 (g)	Caa1	440
2,150	Solera, LLC, Senior Notes, 10.50%, 03/01/24 (g)	Caa1	2,290
780	Uber Technologies, Inc., Senior Notes, 7.50%, 11/01/23 (g)	(e)	751
1,660	Uber Technologies, Inc., Senior Notes, 8%, 11/01/26 (g)	(e)	1,594
365	Veritas Bermuda Ltd., Senior Notes, 7.50%, 02/01/23 (g)	B2	296
			8,876
Lodging — .38%
825	Marriott Ownership Resorts, Inc., Senior Notes, 6.50%, 09/15/26 (g)	Ba3	794
Manufacturing — 1.46%
1,930	Apex Tool Group, LLC, Senior Notes, 9%, 02/15/23 (g)	Caa1	1,645
180	Park-Ohio Industries, Inc., Senior Notes, 6.625%, 04/15/27	B3	171

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,055	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	$1,060
150	Welbilt, Inc., Senior Notes, 9.50%, 02/15/24	Caa1	161
			3,037
Metals & Mining — 7.59%
670	AK Steel Corporation, Senior Notes, 6.375%, 10/15/25	B3	513
100	AK Steel Corporation, Senior Notes, 7.50%, 07/15/23	B1	99
600	Alcoa Nederland Holding B.V., Senior Notes, 7%, 09/30/26 (g)	Ba1	620
305	Aleris International, Inc., Senior Notes, 10.75%, 07/15/23 (g)	Caa2	310
1,170	Big River Steel, LLC, Senior Notes, 7.25%, 09/01/25 (g)	B3	1,167
1,000	Constellium N.V., Senior Notes, 5.75%, 05/15/24 (g)	B2	923
1,795	Constellium N.V., Senior Notes, 6.625%, 03/01/25 (g)	B2	1,678
600	First Quantum Minerals, LLC, Senior Notes, 7.25%, 05/15/22 (g)	B3	557
610	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 05/15/24 (g)	Ba1	566
505	FMG Resources Pty. Ltd., Senior Notes, 5.125%, 03/15/23 (g)	Ba1	475
1,720	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	Ba2	1,355
1,225	Freeport McMoran, Inc., Senior Notes, 5.45%, 03/15/43	Ba2	933
1,045	HudBay Minerals, Inc., Senior Notes, 7.25%, 01/15/23 (g)	B3	1,033
1,050	HudBay Minerals, Inc., Senior Notes, 7.625%, 01/15/25 (g)	B3	1,025
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$960	New Gold Inc., Senior Notes, 6.375%, 05/15/25 (g)	Caa1	$730
880	Ryerson Inc., Senior Secured Notes, 11%, 05/15/22 (g)	Caa1	884
705	TMS International Corporation, Senior Notes, 7.25%, 08/15/25 (g)	Caa1	649
2,175	Zekelman Industries, Senior Notes, 9.875%, 06/15/23 (g)	B3	2,262
			15,779
Other Telecommunications — 1.83%
625	Century Link Inc., Senior Notes, 7.50%, 04/01/24	B2	603
335	Frontier Communications Corporation, Senior Notes, 8.50%, 04/01/26 (g)	B3	293
505	GTT Communications, Inc., Senior Notes, 7.875%, 12/31/24 (g)	Caa1	434
350	Level 3 Communications, Inc., Senior Notes, 5.75%, 12/01/22	B1	344
225	Level 3 Financing, Inc., Senior Notes, 5.25%, 03/15/26	Ba3	207
275	Level 3 Financing, Inc., Senior Notes, 5.375%, 05/01/25	Ba3	258
245	Zayo Group, LLC, Global Notes, 5.75%, 01/15/27 (g)	B3	218
1,555	Zayo Group, LLC, Global Notes, 6.375%, 05/15/25	B3	1,446
			3,803
Publishing — .53%
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	247
935	Harland Clarke Holdings Corporation, Senior Notes, 8.375%, 08/15/22 (g)	B1	853
			1,100
Restaurants — .92%
575	Seminole Hard Rock Entertainment Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	572

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$723	YUM Brands, Inc., Senior Notes, 5.35%, 11/01/43	B2	$600
760	YUM Brands, Inc., Senior Notes, 6.875%, 11/15/37	B2	737
			1,909
Satellites — 4.89%
810	Hughes Satellite Systems, Inc., Senior Notes, 6.625%, 08/01/26	B3	742
800	Intelsat Connect Finance, Senior Notes, 9.50%, 02/15/23 (g)	Ca	688
1,595	Intelsat Jackson Holdings Ltd., Senior Notes, 8.50%, 10/15/24 (g)	Caa2	1,547
2,960	Intelsat Jackson Holdings Ltd., Senior Notes, 9.50%, 09/30/22 (g)	B1	3,374
575	Intelsat Jackson Holdings Ltd., Senior Notes, 9.75%, 07/15/25 (g)	Caa2	576
1,260	Iridium Communications, Inc., Senior Notes, 10.25%, 04/15/23 (g)	Caa1	1,332
1,450	Telesat Canada 8.875%, 11/15/24 (g)	B3	1,515
440	Viasat, Inc., Senior Notes, 5.625%, 09/15/25 (g)	B3	403
			10,177
Services — 4.94%
475	Avis Budget Car Rental, LLC, Senior Notes, 6.375%, 04/01/24 (g)	B1	454
410	Europcar Mobility Group, S.A., Senior Notes, 4.125%, 11/15/24 (EUR)	B3	446
790	Fair Isaac Corporation, Senior Notes, 5.25%, 05/15/26 (g)	Ba2	764
800	HD Supply, Senior Notes, 5.375%, 10/15/26 (g)	Ba3	776
655	H&E Equipment Services, Senior Notes, 5.625%, 09/01/25	B2	601
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,190	Laureate Education, Inc., Senior Notes, 8.25%, 05/01/25 (g)	Caa1	$1,250
1,998	Prime Security Services Borrower, LLC, Senior Notes, 9.25%, 05/15/23 (g)	B3	2,060
685	Promontoria Holdings, Senior Notes, 6.75%, 08/15/23 (g) (EUR)	B2	753
870	Travelport Corporation, Senior Notes, 6%, 03/15/26 (g)	B1	877
520	United Rentals (North America), Inc., Senior Notes, 6.50%, 12/15/26	Ba3	512
200	Vantiv, LLC, Senior Notes, 4.375%, 11/15/25 (g)	B1	182
375	Waste Pro USA, Inc., Senior Notes, 5.50%, 02/15/26 (g)	B3	346
950	Weight Watchers International, Inc., Senior Notes, 8.625%, 12/01/25 (g)	B2	969
365	West Corporation, Senior Notes, 8.50%, 10/15/25 (g)	B3	291
			10,281
Supermarkets — .88%
725	Albertsons Companies, LLC, Senior Notes, 6.625%, 06/15/24	B3	674
325	Albertsons Companies, LLC, Senior Notes, 7.45%, 08/01/29	(e)	260
200	Albertsons Companies, LLC, Senior Notes, 8%, 05/01/31	(e)	163
680	Iceland Bondco, Plc, Senior Notes, 4.625%, 03/15/25 (GBP)	B2	735
			1,832
Utilities — 6.86%
535	AES Corporation, Senior Notes, 5.125%, 09/01/27	Ba1	515
920	AES Corporation, Senior Notes, 6%, 05/15/26	Ba1	934
380	Calpine Corporation, Senior Notes, 5.875%, 01/15/24 (g)	Ba2	372
475	Clearway Energy Operating LLC, Senior Notes, 5.75%, 10/15/25 (g)	Ba2	451

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$775	DPL Inc., Senior Notes, 7.25%, 10/15/21	Ba1	$810
670	NextEra Energy Operating Partners, L.P., Senior Notes, 4.50%, 09/15/27 (g)	Ba1	596
380	NiSource, Incorporated, Senior Notes, 5.65%, (g)(h)	Ba1	351
1,495	NRG Energy, Inc., Senior Notes, 5.75%, 01/15/28	Ba3	1,439
1,340	NRG Energy, Inc., Senior Notes, 6.625%, 01/15/27	Ba3	1,350
2,795	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26	Ba3	2,917
1,795	TerraForm Global Operating, LLC, Senior Notes 6.125%, 03/01/26 (g)	Ba3	1,642
190	Terraform Power Operating, Senior Notes, 4.25%, 01/31/23 (g)	B1	177
290	Terraform Power Operating, Senior Notes, 5%, 01/31/28 (g)	B1	255
145	Vistra Energy Corporation, Senior Notes, 8%, 01/15/25 (g)	Ba3	154
530	Vistra Energy Corporation, Senior Notes, 8.125%, 01/30/26 (g)	Ba3	572
1,800	Vistra Operaitons Company, LLC, Senior Notes, 5.50%, 09/01/26 (g)	Ba3	1,728
			14,263
Wireless Communications — 3.52%
770	MTN (Mauritius) Investments, Ltd., Senior Notes, 6.50%, 10/13/26	Ba1	751
860	Sprint Capital Corporation, Senior Notes, 8.75%, 03/15/32	B3	907
1,000	Sprint Communications, Inc., Senior Notes, 7%, 08/15/20	B3	1,023
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,000	Sprint Communications, Inc., Senior Notes, 11.50%, 11/15/21	B3	$1,133
1,795	Sprint Corporation, Senior Notes, 7.25%, 09/15/21	B3	1,838
1,455	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba2	1,486
180	VB-S1 Issuer LLC, Senior Notes, 6.901%, 06/15/46 (g)	(e)	187
			7,325
	Total Corporate Debt Securities (Total cost of $278,245)		260,859
CONVERTIBLE DEBT SECURITIES — .16% (d)(f)
Automotive — .16%
355	Tesla Energy Operations, Senior Notes, 1.625%, 11/01/19	(e)	335
	Total Convertible Debt Securities (Total cost of $325)		335
BANK DEBT SECURITIES — 13.28% (d)(f)
Aerospace & Defense — .20%
423	DAE Aviation Holdings, Inc., 6.27%, 07/07/22	B2	417
Automotive — .36%
305	CH Hold Corp., 9.772%, 02/01/25	Caa1	303
473	Truck Hero, Inc., 6.256%, 04/21/24	B1	456
			759
Building Products — .23%
519	SRS Distribution, Inc., 5.772%, 05/23/25	B3	483
Chemicals — .55%
423	Consolidated Energy Finance, S.A., 4.932%, 05/7/25	Ba2	409
185	MacDermid, Inc., 5.522%, 06/07/23	B2	184
589	PQ Corporation, 5.027%, 02/08/25	B2	557
			1,150

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT SECURITIES — continued
Consumer Products — .12%
$273	ABG Intermediate Holdings 2, LLC, 6.022%, 09/26/24	B1	$260
Container — .36%
796	BWAY Holding Company, Inc., 5.658%, 04/03/24	B2	747
Energy — .76%
363	Brazos Delaware II, LLC, 6.470%, 05/21/25	B2	332
625	California Resources Corporation, 7.256%, 12/31/22	B2	604
650	Felix Energy LLC, 9.101%, 08/09/22 Acquisition Date 08/09/17, Cost $644 (i)(j)	(e)	644
			1,580
Financial — .55%
600	Edelman Financial Center LLC, 5.686%, 07/21/25	B1	576
299	Hub International Limited, 5.240%, 04/25/25	B2	281
295	Sedgwick Claims Management Services, 5.772%, 11/06/25	B2	281
			1,138
Gaming — .22%
486	Scientific Games International, Inc., 5.245%, 08/14/24	Ba3	455
Healthcare — 2.26%
517	Amneal Pharmaceuticals LLC, 6.063%, 05/04/25	B1	489
615	Auris Luxembourg III S.a.r.l., 6.09%, 07/20/25	B2	597
519	MedPlast Holdings, Inc., 6.553%, 07/02/25	B1	510
1,077	MPH Acquistion Holdings LLC, 5.553%, 06/07/23	B1	1,018
945	Regional Care Hospital Partners, 7.129%, 11/16/25	B1	894
802	Wink Holdco, Inc., 5.522%, 12/02/24	B2	758
470	Wink Holdco, Inc., 9.28%, 11/03/25	Caa1	443
			4,709
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Informational Technologies — 1.12%
$797	Cypress Intermediate Holdings III, Inc., 5.53% 04/26/24	B2	$755
540	Financial & Risk US Holdings, Inc., 6.272%, 10/01/25	B2	513
947	GTCR Valor Companies, Inc., 5.553%, 06/16/23	B2	909
158	SolarWinds Holdings, Inc., 5.272%, 02/05/24	B1	152
			2,329
Manufacturing — .85%
318	Filtration Group Corporation, 5.522%, 03/29/25	B2	306
813	Titan Acquisition Limited, 5.522%, 03/28/25	B2	742
751	Welbilt, Inc., 5.022%, 10/23/25	B1	714
			1,762
Metals and Mining — .43%
791	Aleris International, Inc., 7.245%, 02/27/23	B3	783
104	Big River Steel, LLC, 7.803%, 08/23/23	B3	103
			886
Other Telecommunications — .58%
478	GTT Communications, Inc., 5.27%, 05/31/25	B2	449
792	Stonepeak Claremont Merger, 5.506%, 03/20/24	B2	750
			1,199
Publishing — .02%
39	Harland Clarke Holdings Corp., 7.553%, 11/03/23	B1	35
Real Estate Investment Trust Securities — .21%
455	GGP, Inc., 5.022%, 08/27/25	Ba3	428
Retail — .48%
394	Bass Pro Group LLC, 7.522%, 09/25/24	B1	376
635	Jo-Ann Stores, Inc., 11.727%, 05/21/24	Caa1	613
			989

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
BANK DEBT SECURITIES — continued
Services — 1.42%
$1,109	Kronos, Inc., 5.541%, 11/01/23	B2	$1,051
320	Renaissance Holding Corp., 9.522%, 05/29/26	Caa2	293
557	Trans Union, LLC, 4.522%, 06/19/25	Ba2	536
230	USAGM Holdco, LLC, 6.772%, 07/28/22	B2	219
264	USAGM Holdco, LLC, 6.272%, 07/28/22	B2	250
613	Weight Watchers International, Inc., 7.56%, 11/29/24	Ba2	604
			2,953
Utilities — .29%
635	Brookfield Wec Holdings, Inc., 6.272%, 08/01/25	B2	614
Wireless Communications — 2.27%
1,900	Asurion LLC, 5.522%, 11/03/24	Ba3	1,814
2,940	Asurion LLC, 9.022%, 08/04/25	B3	2,901
			4,715
	Total Bank Debt Securities (Total cost of $28,821)		27,608

Shares
PREFERRED STOCK — 1.99% (d)(f)
Energy — 1.16%

2,250	Targa Resources Corp., Series A, Convertible, 9.50%, Acquisition Date 10/26/17, Cost $2,520 (j)	(e)	2,402
Utilities — .83%
8,400	NextEra Energy, Inc., Equity Unit, 6.123%	(e)	484
4,914	Sempra Energy, Convertible, 6%	(e)	468
8,575	Vistra Energy Corporation, Tangible Equity Units, 7%	(e)	782
			1,734
	Total Preferred Stock (Total cost of $4,237)		4,136
Shares		Moody's Rating (Unaudited)	Value (Note 1)
COMMON STOCK — .60% (d)(f)
47,597	Caesar's Entertainment Corporation, (c)		$323
25,800	Constellium N.V., Class A (c)		181
13,500	Frontera Energy Corporation (c)		132
31,646	Frontera Energy Corporation (c) (CAD)		310
4,150	Liberty Broadband Corporation, Series A (c)		298
			1,244
	Total Common Stock (Total cost of $3,264)		1,244

Principal Amount/Units
SHORT-TERM INVESTMENTS — 2.37% (d)(f)

$4,931	Gotham Funding Corporation, Commercial Paper Due 01/02/19, Discount of 2.39% (g)	P-1	4,931
	Total Short-Term Investments (Total cost of $4,931)		4,931
	TOTAL INVESTMENTS — 143.88% (d) (Total cost of $319,823)		299,113
	CASH AND OTHER ASSETS LESS LIABILITIES — (43.88)% (d)		(91,220)
	NET ASSETS — 100.00%		$207,893

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $207,893.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1 of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $183,185 as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — December 31, 2018 — Continued (Dollar Amounts in Thousands)

(h)  Perpetual security with no stated maturity date.

(i)  Level 3 in fair value hierarchy. See Note 1.

(j)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 (restricted security). Total market value of restricted securities (excluding Rule 144A securities) amounted to $3,046 or 1.47% of total net assets as of December 31, 2018.

(k)  Pay-In-Kind

(CAD) Canadian Dollar

(EUR) Euro

(GBP) British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
December 31, 2018
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $319,823 see Schedule of Investments and Note 1)	$299,113
CASH	324
RECEIVABLES:
Investment securities sold	1,037
Interest and dividends	5,200
PREPAID EXPENSES	95
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	147
Total assets	$305,916
Liabilities:
CREDIT AGREEMENT (Note 4)	$91,000
PAYABLES:
Investment securities purchased	4,640
Dividend on common stock	2,003
Interest on loan (Note 4)	125
ACCRUED EXPENSES (Note 3)	232
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	23
Total liabilities	$98,023
Net Assets	$207,893
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	239,612
DISTRIBUTABLE EARNINGS	(31,953)
Net Assets Applicable To Common Stock (Equivalent to $8.90 per share, based on 23,368,918 shares outstanding)	$207,893

Statement of Operations
For the Year Ended
December 31, 2018 (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$20,330
Dividend income	373
Other income	69
Total investment income	$20,772
Expenses:
Cost of leverage:
Interest expense (Note 4)	$2,649
Loan fees (Note 4)	14
Total cost of leverage	$2,663
Professional services:
Investment Advisor (Note 3)	$1,107
Custodian and transfer agent	273
Legal	233
Audit	59
Total professional services	$1,672
Administrative:
General administrative (Note 6)	$486
Directors	308
Insurance	133
Shareholder communications	34
NYSE	25
Miscellaneous	24
Total administrative	$1,010
Total expenses	$5,345
Net investment income	$15,427
Realized and Unrealized Loss on Investment Activities:
Realized loss on investments and currencies, net	$(2,155)
Change in net unrealized depreciation on investments and other financial instruments	$(27,358)
Net loss on investments	$(29,513)
Net decrease in net assets resulting from operations	$(14,086)

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
From Operations:
Net investment income	$15,427	$16,539
Realized gain (loss) on investments and currencies, net	(2,155)	5,350
Change in net unrealized appreciation (depreciation) on investments and other financial instruments	(27,358)	1,785
Net increase (decrease) in net assets resulting from operations	$(14,086)	$23,674
Distributions to Common Stockholders: (1)
Distributable earnings ($.70 and $.71 per share in 2018 and 2017, respectively)	$(16,265)	$(16,522)
Total net increase (decrease) in net assets	$(30,351)	$7,152
Net Assets Applicable to Common Stock:
Beginning of period	$238,244	$231,092
End of period (2)	$207,893	$238,244

(1)  The SEC eliminated the requirement to disclose the components of distributions paid in September 2018. Distributions for the year ended December 31, 2017 were from net investment income.

(2)  End of the year undistributed net investment loss was $660 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income (loss) in September 2018.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Years Ended December 31,
	2018	2017	2016	2015	2014
NET ASSET VALUE:
Beginning of period	$10.19	$9.89	$8.84	$10.09	$10.58
NET INVESTMENT INCOME	.66	.71	.75	.76	.80
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	(1.25)	.30	1.06	(1.20)	(.45)
TOTAL FROM INVESTMENT OPERATIONS	(.59)	1.01	1.81	(.44)	.35
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.70)	(.71)	(.76)	(.81)	(.84)
TOTAL DISTRIBUTIONS	(.70)	(.71)	(.76)	(.81)	(.84)
NET ASSET VALUE:
End of period	$8.90	$10.19	$9.89	$8.84	$10.09
PER SHARE MARKET VALUE:
End of period	$7.56	$9.40	$9.26	$7.66	$8,94
TOTAL INVESTMENT RETURN†	(12.70)%	9.19%	31.68%	(5.68)%	1.02%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Years Ended December 31,
	2018	2017	2016	2015	2014
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$207,893	$238,244	$231,092	$206,523	$235,742
EXPENSE RATIOS:
Ratio of interest expense to average net assets	1.16%	.76%	.55%	.42%	.40%
Ratio of leverage expenses to average net assets	.01%	.01%	.01%	.01%	—
Ratio of operating expenses to average net assets	1.18%	1.14%	1.26%	1.20%	1.14%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS	2.35%	1.91%	1.82%	1.63%	1.54%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS	6.77%	6.92%	7.90%	7.65%	7.41%
PORTFOLIO TURNOVER RATE	71.56%	70.11%	77.10%	71.73%	48.26%

  (a)  Dollars in thousands.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	As of December 31,
	2018	2017	2016	2015	2014
TOTAL AMOUNT OUTSTANDING:
Credit Agreement	$91,000,000	$91,000,000	$91,000,000	$80,000,000	$90,000,000
ASSET COVERAGE:
Per $1,000 borrowed under Credit Agreement (1)	$3,285	$3,618	$3,539	$3,582	$3,619
Credit Agreement Asset Coverage (2)	328%	362%	354%	358%	362%

  (1)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Year Ended December 31, 2018
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(221,150)
Sales of portfolio securities	224,429
Net purchases, sales and maturities of short-term securities	(4,865)
Interest and dividends received	21,752
Operating expenses paid	(5,378)
Net cash provided by operating activities	$14,788
Cash Flows From Financing Activities:
Common stock dividends	$(15,425)
Net cash used by financing activities	$(15,425)
Net Decrease in Cash	$(637)
Cash at Beginning of Period	961
Cash at End of Period	$324
Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(221,150)
Sales of portfolio securities	224,429
Net purchases, sales and maturities of short-term securities	(4,865)
Net decrease in net assets resulting from operations	(14,086)
Amortization of interest	535
Net realized loss on investments and currencies	2,155
Change in net unrealized depreciation on investments and other financial instruments	27,358
Decrease in interest and dividend receivable	445
Increase in prepaid expenses	(2)
Decrease in accrued expenses and other payables	(31)
Net cash provided by operating activities	$14,788

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
December 31, 2018

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2018

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2018

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$287,904	$898	$288,802
Preferred Stock
Energy	—	2,402	—	2,402
Utilities	1,734	—	—	1,734
Common Stock
Cable	298	—	—	298
Energy	442	—	—	442
Gaming	323	—	—	323
Metals & Mining	181	—	—	181
Short-Term Investments	—	4,931	—	4,931
Total Investments	$2,978	$295,237	$898	$299,113

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2018

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$124	$—	$124

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The Fund owned two Level 3 securities at December 31, 2018. They are identified on the Schedule of Investments with a footnote (i) and have a value of $898,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the occurrence of company specific or industry events, liquidity, and other market factors.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities (000's)
Balance, December 31, 2017	$1,136
Net purchases/(sales)	(212)
Change in unrealized appreciation (depreciation)	1
Realized loss	(27)
Balance, December 31, 2018	$898

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the year ended December 31, 2018, the Fund recognized no transfers between Levels 1 and 2.

(2) Tax Matters and Distributions

At December 31, 2018, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $320,577,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $440,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $21,903,000. Net unrealized loss on investments for tax purposes at December 31, 2018 was approximately $21,463,000.

At December 31, 2018, the Fund had approximate capital loss carryforwards available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$5,466,000	Short-term	None
5,024,000	Long-term	None
$10,490,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in the 2011 fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2018, the Fund had total non-expiring capital loss carryforwards of $10,490,000.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards.

The tax character of distributions paid to common shareholders in 2018 and 2017 of approximately $16,430,000 and $16,357,000, respectively, was from ordinary income.

As of December 31, 2018, the components of distributable earnings on a tax basis were approximately:

Unrealized Gain Investments	$(21,468,000)
Capital Loss Carryforwards	(10,490,000)
Undistributed Net Investment Income	5,000
$(31,953,000)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2018

The difference between components of distributable earnings on a tax basis and amounts in accordance with generally accepted accounting principals ("GAAP") are primarily due to market discount and premium adjustments, wash sales, and the recognition of unrealized gain on currency forward contracts. GAAP also requires components related to permanent differences of net assets to be classified differently for financial reporting purposes than for tax reporting purposes. These differences have no net effect on the net asset value of the Fund. As of December 31, 2018, there were no financial reporting reclassifications recorded to the net asset accounts.

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Fund's 2018 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $1,107,000 in management fees during the year ended December 31, 2018. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At December 31, 2018, the fee payable to T. Rowe Price was approximately $90,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On December 31, 2018 the total amount outstanding on the loan was $91,000,000. The term of the facility has been extended to October 2019. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 3.31% and will be in effect until January 17, 2019 at which time the rate will be reset. For the year ended December 31, 2018 the weighted average rate on the loan was approximately 2.91% and the maximum amount borrowed during the period was $91,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the year ended December 31, 2018 the Fund paid approximately $14,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2018

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2018 were approximately:

Cost of purchases	$225,468,000
Proceeds of sales or maturities	$225,213,000

(6) Related Party Transactions

The Fund paid approximately $210,000 during the year ended December 31, 2018 to the president of the Fund for her services as an officer and employee of the Fund.

(7) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of December 31, 2018 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
UBS	1/25/19	CAD	93	$68	$70	$(2)
JP Morgan	1/25/19	CAD	28	20	21	(1)
JP Morgan	1/25/19	CAD	26	19	20	(1)
HSBC Bank	1/25/19	CAD	52	38	39	(1)
State Street Bank	1/25/19	CAD	(190)	146	139	7
State Street Bank	1/25/19	CAD	(189)	145	138	7
State Street Bank	1/25/19	CAD	(190)	146	139	7
Bank of America	1/25/19	CAD	(28)	21	21	—
JP Morgan	1/25/19	GBP	131	167	168	(1)
HSBC Bank	1/25/19	GBP	366	468	468	—
Bank of America	1/25/19	GBP	96	123	121	2
State Street Bank	1/25/19	GBP	(2,068)	2,747	2,639	108
Citibank	1/25/19	GBP	(153)	197	195	2
State Street Bank	1/25/19	GBP	(90)	115	115	—
State Street Bank	1/25/19	GBP	(163)	213	209	4
UBS	2/22/19	EUR	449	517	518	(1)
State Street Bank	2/22/19	EUR	84	97	97	—
JP Morgan	2/22/19	EUR	257	296	296	—
JP Morgan	2/22/19	EUR	274	315	313	2
Citibank	2/22/19	EUR	313	360	358	2
State Street Bank	2/22/19	EUR	386	444	443	1
UBS	2/22/19	EUR	220	253	252	1
JP Morgan	2/22/19	EUR	508	584	577	7
Citibank	2/22/19	EUR	(1,303)	1,490	1,499	(9)
Bank of America	2/22/19	EUR	(1,303)	1,490	1,499	(9)
UBS	2/22/19	EUR	(1,304)	1,503	1,501	2
UBS	2/22/19	EUR	(1,303)	1,497	1,499	(2)
Bank of America	2/22/19	EUR	(128)	146	147	(1)
Net unrealized gain on open forward currency exchange contracts						$124

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
December 31, 2018

Fair Value of Derivative Instruments—The fair value of derivative instruments as of December 31, 2018 was as follows:

	Asset Derivatives December 31, 2018
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$147
	Unrealized loss on currency and forward currency exchange contracts	(23)

The effect of derivative instruments that are included on the Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain on Derivatives
Realized loss on investments and currencies, net
Forward currency contracts	$267
Change in Unrealized Appreciation on Derivatives
Change in net unrealized depreciation on investments and other financial instruments
Forward currency contracts	$219

(8) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2018.

The New America High Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The New America High Income Fund, Inc.
Boston, Massachusetts

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New America High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 15, 2019

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Information About the Review and Approval of the Fund's Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory or sub-advisory agreement between a registered fund and its investment adviser or sub-adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund's board of directors, including a majority of the directors who are not "interested persons" of the fund within the meaning of the 1940 Act, voting in person at a meeting called for the purpose of considering such approval.

On November 1, 2018, the Board of Directors, including all of the Directors who are not "interested persons" of the Fund (the "Independent Directors"), approved the continuation of the Advisory Agreement with the Adviser. Prior to taking this action, the Directors reviewed information relating to the Fund and the Adviser that was prepared in response to specific inquiries made on behalf of the Board to assist it with its consideration of the Advisory Agreement. This information included, among other things: information about the Adviser's organization, operations, personnel and regulatory and compliance efforts; the services the Adviser provides to the Fund; the Adviser's portfolio management practices; and the performance, fees and the expenses of the Fund relative to other high yield debt funds and high yield debt indices, as detailed in a comparative analysis prepared by an independent data provider. The Directors also took into account information regarding the Fund and the Adviser provided throughout the year at meetings of the Board and its committees.

Based on all of the above-mentioned information, and such other factors and conclusions as the Directors deemed relevant, including those described below (but with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor), the Directors concluded that the continuation of the Advisory Agreement is in the interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Adviser, the Directors reviewed information relating to various aspects of the Adviser's operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; and the portfolio management and trading practices employed in managing the Fund. In the course of their deliberations, the Directors also evaluated, among other things: (a) the nature, extent and quality of services rendered by the Adviser in prior years; (b) the Adviser's financial condition and its ability to devote the resources necessary to provide the services required under the Advisory Agreement; and (c) the Adviser's dedication to maintaining appropriate compliance programs with respect to the Fund. After consideration of the foregoing, the Directors concluded that: (1) the Adviser is a large, well-capitalized organization with substantial resources and personnel; (2) the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (3) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives, strategies and policies; (4) the Adviser's disciplined but flexible investment approach in managing high yield investments is appropriate for the Fund; (5) the Adviser has demonstrated an appropriate awareness of the special requirements associated with the Fund's closed-end, leveraged structure; and (6) the Adviser has demonstrated its commitment to the maintenance of appropriate compliance policies and practices.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Fund Performance. The Board evaluated the Fund's performance relative to the performance of: (a) a peer group of comparable leveraged closed-end high yield debt funds identified by an independent data provider; (b) a composite designed to present the aggregate investment results for the other high yield debt account mandates managed by the Adviser; and (c) various third-party indices tracking the high yield debt market. The Directors also took note of the conditions in the high yield debt market over recent periods and during the period since the Adviser was retained, the Fund's security selection within the high yield debt market, including among different credit qualities within this market, the Adviser's responsiveness to the Board's emphasis on maintaining dividend stability, and the limitations imposed on portfolio management by the asset coverage requirements for the Fund's credit facility. On the basis of the foregoing, among other considerations associated with the Fund's performance, the Directors concluded that the Fund's performance has been satisfactory given the investment/risk profile the Fund has sought to maintain and conditions in the high yield debt market.

Advisory Fee. In considering the fee payable to the Adviser under the Advisory Agreement, the Directors reviewed comparative information presented in the report of an independent data provider relating to the fees paid by a peer group of comparable leveraged closed-end high yield debt funds selected by the independent data provider. The Directors also considered the fees charged by the Adviser to other registered funds and institutional separate accounts with a high yield debt mandate comparable to the Fund's. The Directors concluded that, after considering the foregoing information and in light of the nature, extent and quality of the services provided by the Adviser, the Fund's advisory fee is reasonable.

Profitability. In considering the continuation of the Advisory Agreement, the Directors considered information provided by the Adviser with respect to the profitability of its investment advisory business, while acknowledging the Adviser's representations as to the difficulty of measuring the specific profitability to the Adviser of its relationship with the Fund. The Directors took into account that the Adviser's initial selection by the Fund's Board was conducted on an arm's length basis through a competitive process that included other investment management firms, and that each annual continuation of the Advisory Agreement had likewise been conducted on an arm's length basis with data from an independent data provider regarding fee rates charged to comparable funds. In this regard, it was noted that none of the Directors, officers or other Fund personnel serves as a director, officer or employee of the Adviser or any of its affiliates. On the basis of the foregoing, and taking into account the nature extent and quality of the services rendered to the Fund by the Adviser, the Directors concluded that the profits realized by the Adviser are not unreasonable.

Fallout Benefits. On the basis of information provided by the Adviser and the other factors noted above, the Board concluded that the Adviser did not appear to receive a material benefit from the Fund other than its receipt of the advisory fee pursuant to the Advisory Agreement. Accordingly, the Directors determined that any fallout or ancillary benefits were not a material factor for consideration in connection with the continuation of the Advisory Agreement.

Economies of Scale. In reviewing the Fund's advisory fee, the Directors considered the extent to which the Adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale in the event the assets of the Fund increase. Taking into account the Fund's closed-end structure and its current and expected asset levels, the Directors concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

The New America High Income Fund, Inc.

Directors

Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Independent Registered Public Accountants

Tait, Weller & Baker LLP
Two Liberty Place
Philadelphia, PA 19102

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.astfinancial.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2019

Independent Directors

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Joseph L. Bower Date of Birth: 9/21/38	Director since 1988

Harvard Business School Professor from 1963-2014 (Donald K. David Professor Emeritus since July 2014 Donald K. David Professor of Business Administration from 1986-2007; Baker Foundation Professor from 2007-2014); Senior Associate Dean, Chair of the Doctoral Programs, Chair of the General Management Area, Chair of the General Manager and Corporate Leader Programs; Consultant on leadership, strategy, and organizational development.

Director of Anika Therapeutics since 1992; Brown Shoe 1982-2012; and Loews Corporation (a conglomerate) since 2002. Life Trustee of New England Conservatory of Music.
Bernard J. Korman Date of Birth: 10/13/31	Director since 1987

Director of Omega Healthcare Investors, Inc. (real estate investment trust) since 1993 and Chairman from 2004-2017. Chairman of the Board of Directors of Philadelphia Health Care Trust (non-profit corporation supporting healthcare delivery, education and research) from 1995-2010; Director of Medical Nutrition USA, INC (develops and distributes nutritional products) from 2004-2010;

Stuart A. McFarland Date of Birth: 4/05/47	Director since 2013 and Lead Director since December 1, 2017;

Managing Partner, Federal City Capital Advisors, LLC since 1997; Chairman, Federal City Bancorp from 2004-2007; Director, Brandywine Funds from 2001-2013; President and CEO, Pedestal Inc. (internet enabled mortgage securities exchange) from 1999-2003; EVP and General Manager, GE Capital Mortgage Services from 1990-1996; President and CEO, GE Capital Asset Management Corporation from 1990-1996; President and CEO, Skyline Financial Services Corp. from 1988-1990 President and CEO, National Permanent Federal Savings Bank from 1986-1988. Executive Vice President – Operations and Chief Financial Officer with Federal National Mortgage Association (Fannie Mae) from 1980-1985; and President and Director, Ticor Mortgage Insurance Company from 1972-1980.

Director, New Senior Investment Group (real estate investment trust) since 2014; Director, Brookfield Funds (7 funds) since 2008; Director, Drive Shack (golf course management and entertainment company) since 2002 (operated as Newcastle Investment Corp., a real estate investment trust, prior to 2017)

Marguerite A. Piret Date of Birth: 5/10/48	Director since 2004	President and Chief Executive Officer of Newbury Piret Company (an investment bank) since 1981; Member, Board of Governors, Investment Company Institute from 1996-2004.	Trustee of Pioneer Funds Complex since 1980 (43 funds).

The New America High Income Fund, Inc.

Information About the Fund's Directors and Officers — February 15, 2019 — Continued

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Oleg M. Pohotsky Date of Birth: 3/28/47	Director since 2013

Consultant and Managing Partner, Right Bank Partners (corporate governance and strategy consultancy) since 2002; SVP and Director of Mergers and Acquisitions, First Albany Corp. from 1991-2002; General Partner, Strategic Capital Associates from 1989-1991.

Director, Avangardco Investments Public Limited (agricultural production) since 2011; Advisor, Board of Advisors, Kaufman & Co. LLC (investment banking) since 2007; Trustee since 2000 and Chairman since 2012 of Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund (since 2014) and Tekla World Healthcare Fund (since 2015).

Interested Directors and Officers

Name, Address[1], and Date of Birth	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years (and Other Relevant Experience, Attributes and Skills)[3]	Other Directorships Held by Director
Ellen E. Terry[4] Date of Birth: 4/9/59	Director Since 2014

President of the New America High Income Fund, Inc. since April 2013; Treasurer of the Fund since 1991; and Chief Compliance Officer of the Fund since 2004. She served as Vice President of the Fund from 1992 to April 2013.

  1  The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

  2  Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

  3  The information reported includes the principal occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as a Director.

  4  Ms. Terry is an interested person of the Fund on the basis of her positions with the Fund.

The New America High Income Fund, Inc.

PRIVACY POLICY

The New America High Income Fund Inc., (the "Fund") receives nonpublic personal information about individuals from the following sources:

• Information the Fund receives from an individual who chooses to register Fund shares in the individual's own name (a "registered holder") as provided on applications, forms, and otherwise;

• Information generated by a registered holder's Fund transaction and other account activity; and

• Information provided by individuals who make inquiries to the Fund via letter, E-mail or phone call ("correspondents")

The Fund does not disclose any nonpublic personal information about registered holders, former registered holders or correspondents to anyone, except as required by law or allowed under certain limited federal privacy law exceptions that relate, for example, to the maintenance and servicing of the Fund relationship. The Fund limits access to nonpublic personal information about these individuals to those Fund employees and third-party service providers who need the information in connection with Fund-related activities the Fund has asked them to perform. The Fund also maintains physical, electronic, and procedural safeguards that comply with federal standards to protect the security of registered holders' and correspondents' nonpublic personal information.

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Annual

Report

December 31, 2018

ITEM 2. CODE OF ETHICS.

As of December 31, 2003, the Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer/Chief Financial Officer, Principal Accounting Officer, Vice President, Treasurer and Manager of Accounting and Compliance.  During the period covered by this report, there were no amendments to or waivers granted under the Code of Ethics.  The code of ethics is attached as an exhibit to this report and posted on the Fund’s web site at www.newamerica-hyb.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Audit Committee is comprised solely of Directors who are “independent” as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act.  The Board of Directors (a) has determined that each member of the Audit Committee is “financially literate” and has “accounting or related financial management experience” as these terms are used in the corporate governance standards of the New York Stock Exchange and (b) believes that each has substantial experience relating to the review of financial statements and the operations of audit committees.  In addition, the Board of Directors has determined that based upon their review of her experience and education, Ms. Piret qualifies as an “audit committee financial expert”, as that term has been defined by the instructions to this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Tait, Weller & Baker LLP (“Tait, Weller”) served as independent public accountants for the Fund for the years ended December 31, 2018 and December 31, 2017. The services provided by Tait, Weller consisted of the examination of the Fund’s annual financial statements, assistance and consultation in connection with SEC filings, and review of tax and certain compliance matters on behalf of the Fund.

Audit Fees. For fiscal 2018, the aggregate fees billed by Tait, Weller in connection with the audit of the Fund’s 2018 financial statements and review of the 2018 semi-annual financial statements totaled $51,600. Those fees for fiscal 2017 were $51,250.

Audit-Related Fees.  In fiscal 2018 and fiscal 2017, Tait, Weller did not bill the Fund for any assurance and related services that are reasonably related to the performance of the audit and review of the Fund’s financial statements.

Tax Fees. For fiscal 2018, the aggregate fees billed by Tait, Weller for its professional services related to preparation of the Fund’s federal and state tax returns, review of excise distributions, and testing of quarterly asset diversification totaled $7,900. For fiscal 2017 those fees were $7,500.

All Other Fees. Tait Weller did not bill for any products or services except as noted above, in fiscal 2018 or 2017.

Tait, Weller did not provide any audit or non-audit services to T. Rowe Price Group, Inc. (“Price Group”), the parent company of the Fund’s investment adviser, or any of Price Group’s subsidiaries in 2018 or 2017.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Board of Directors has an Audit Committee, which consists of all the independent Directors. The Audit Committee is presently comprised of Mr. Bernard J. Korman, Mr. Stuart Mc Farland, Ms. Marguerite Piret, Mr. Oleg Pohotsky and Professor Joseph L. Bower.

ITEM 6.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM. 7

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we

TRP 2019 Proxy Voting Policies and Procedures.doc

Updated: February 2019

rely on a company’s public filings, its board recommendations, its track  record, country-specific best practices codes, our research providers and —  most importantly — our investment professionals’ views in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review  vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.

Fixed Income and Passively Managed Strategies — Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”).  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Item 8(a)(1)

The New America High Income Fund (the “Fund”) is managed by an Investment Advisory Committee chaired by Mark J. Vaselkiv.  Mr. Vaselkiv has day-to-day responsibility for managing the Fund and works with the Committee in developing and executing the Fund’s investment program. Mr. Vaselkiv has been chairman of the Committee since 2015.  He has served as portfolio manager since 2015. Effective January 14, 2019, Rodney M. Rayburn joined Mark J. Vaselkiv as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee.  Effective January 1, 2020, Mr. Vaselkiv will step down from his responsibilities as the fund’s co-portfolio manager, and Mr. Rayburn will continue to serve as the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Their biographies are as follows:

Mark J. Vaselkiv

Mark Vaselkiv is a vice president of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Trust Company. He is chief investment officer of Fixed Income as well as a portfolio manager and head of the Global High Yield team in the Fixed Income Division. Mark is a member of both the Fixed Income Steering Committee and the firm’s Asset Allocation Committee. He is president and chairman of the Investment Advisory Committees for the High Yield and Institutional High Yield Funds. Mark also is co-portfolio manager and cochairman of the Investment Advisory Committee for the Global High Income Bond Fund and president of the Floating Rate and Institutional Income Funds. Prior to joining T. Rowe Price in 1988, he was employed as a vice president for Shenkman Capital Management, Inc., in New York, analyzing and trading high yield debt securities and as a private placement credit analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in political science from Wheaton College, Illinois, and an M.B.A. in finance from New York University, Leonard N. Stern School of Business.

Rodney Rayburn

Rodney Rayburn joined T. Rowe Price in 2014, and his investment experience dates from 2000. Since joining the T. Rowe Price, he has served as a high yield credit analyst and a portfolio manager (beginning in 2015). Prior to joining T. Rowe Price, he worked at Värde Partners, where he was a managing director and analyst focusing on loans, bonds, and reorganized equity securities.

Item 8(a)(2)

Other Accounts:

Mark Vaselkiv:

	Number of Accounts	TOTAL Assets

• registered investment companies:	4	$7,738.0 million
• other pooled investment vehicles:	5	$2,482.7 million
• other accounts:	0	$0

As of 12/31/2018.

None of the accounts listed above have performance-based fees.

Conflicts of Interest

T. Rowe Price

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and offshore funds and common trust funds. Portfolio managers make investment decisions for each Fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that Fund. Consequently, portfolio managers may purchase (or sell) securities for one Fund and not another Fund. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, portfolio managers’ compensation is determined in the same manner with respect to all Funds managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short, such as total return equity swaps for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Item 8(a)(3)

Compensation:

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan and T. Rowe Price International, as appropriate), evaluates performance in absolute, relative, and risk- adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (ex. S&P 500 Index) and the Lipper average or index (ex. Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio managers.

Item 8(a)(4)

Ownership of Securities

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned*

Mark J. Vaselkiv	New America High Income Fund	None

* As of 12/31/2018.

Item 8(b) — Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	The Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	March 4, 2019

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	Treasurer
Date:	March 4, 2019